                                                                   EXHIBIT 10.36

                                                                 LEASE AGREEMENT
AMPLICON FINANCIAL
                                                                 ORDER NO. _____

LESSEE:   International Environmental Corporation
STREET:   5000 I 40 West
CITY:     Oklahoma City
STATE:    Oklahoma
COUNTY:   Oklahoma
ZIP:      73128
NAME AND
 TITLE:   Steve J. Golsen / Chief Executive Officer

                         TERMS AND CONDITIONS OF LEASE

     1. LEASED PROPERTY: Subject to the following terms and conditions, Amplicon Inc., ("Lessor") hereby leases to and/or grants to Lessee the right to use certain Hardware and Software as described on the attached Lease Schedule(s) annexed hereto and made a part hereof (hereafter "Leased Property"). Lessee agrees to hire and take and agrees to accept the right to use that certain Leased Property, and such other Leased Property described on supplemental Schedule(s) that the parties from time to time may annex to this Lease.

     2. TERM: This Lease, with respect to any Schedule, shall become effective upon acceptance by Lessor and the term for any Schedule(s) shall commence on the day that the Manufacturer/Vendor/Licensor certifies that the Leased Property has been delivered 10 and is usable by Lessee ("Commencement Date"). Lessee agrees that its remedies, should it find fault with any of the Leased Property, shall be and are solely against the Manufacturer/Vendor/Licensor. This Lease shall give Lessee the right to use the Hardware at the location(s) and Software on the serial number specific Central Processing Unit ("CPU"), or replacement CPU, or site specific location, delineated on the Schedule(s). The initial base term of the Lease, with respect to any Schedule(s), shall be as indicated on the respective Schedule(s) and shall be calculated from the first day of the calendar quarter following the Commencement Date ("Initial Base Lease Term"). A calendar quarter means a three-month period commencing on January 1, April 1, July 1, or October 1, of any calendar year. The Initial Base Lease Term shall be extended for an additional one-year period at the rate delineated on the respective Schedule(s) unless Lessee provides to Lessor written notice of Lessee's election not to extend the Initial Base Lease Term at least one hundred eighty (180) days prior to its expiration. Notwithstanding the provisions of Section 20 below, such written notice may be delivered to Lessor by hand or by mail and shall not be effective unless it is actually received by Lessor 21 least one hundred eighty (180) days prior to expiration of the Initial Base
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Lease Term. At the expiration of the Initial Base Lease Tenn (or, if extended, at the expiration of the extended Term), Lessee shall do one of the following:
(A) purchase all of the Leased Property for a mutually agreeable purchase price;
(B) extend the Schedule(s) for a period of one (1) additional year at the rate delineated on the respective Schedule(s); or (C) enter into a new lease with Lessor to lease property which replaces the Leased Property and which has a cost greater than or equal to the original cost of the Leased Property. With respect to options (A) and (C); Lessor and Lessee shall each have absolute discretion regarding their agreement or lack of agreement to the terms of either such arrangement. If the parties have not agreed to either option (A) or option (C) by the expiration of the initial or extended Base Lease Term, then option (B) shall prevail. At the end of the extension provided by option (B), this Lease shall continue subject to termination by either Lessor or Lessee at the end of any calendar month, provided at least one hundred twenty (120) days' prior written notice of such termination is delivered to the other party. Each Schedule shall be deemed to incorporate therein these specific terms and conditions and shall have an independent Initial Base Lease Term and extension period(s).

     3. RENTALS: The quarterly rent payable shall be the amount shown on each Schedule(s). Lessee shall pay to Lessor the quarterly rent, in advance, for each quarter of any part thereof that this Lease. with respect to said Schedule(s), is in effect. The first such payment shall be made on the first day of the calendar quarter following the Commencement Date. A pro-rata portion of the quarterly rental charges based on a daily rental of one-ninetieth (1/90th) of the quarterly rental calculated from the Commencement Date to the end of the calendar quarter, shall be due and payable at the Commencement Date. Installments of rent which are not paid within ten (10) days of their due date shall bear interest at a "Delinquency Rate" equal to five percent (5%) of each installment of rent. For delinquent installments of rent which remain unpaid at the end of each month, interest shall continue to accrue and compound at a delinquency rate equal to five percent (5%) of the cumulative unpaid balance. All rent shall be paid at the place of business of Lessor shown above or such other place as Lessor may designate by written notice to Lessee. Except as otherwise provided in this Lease, Lessee's obligation to pay rent shall be absolute and unconditional under all circumstances, notwithstanding: (i) any setoff, counterclaim, recoupment, defense or other right which Lessee may have against Lessor for any reason whatsoever, (ii) any defect in the tide, right to use, condition, operation, fitness for use, damage or destruction of or to the Leased Property or any interruptions or cessations in use or possession thereof for any reason whatsoever, (iii) any insolvency, bankruptcy, reorganization or similar proceedings instituted by or against Lessee. Unless otherwise delineated on the Lease Schedule, any Deposit shall be returned to Lessee if Lessor does not accept the transaction.
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

Otherwise, upon acceptance by Lessor, any Deposit shall be treated as a transaction fee to be retained by Lessor and is not to be applied to rental or other payments due and owing under the Lease. Lessee hereby waives, to the extent permitted by applicable law, any and all right which it may now, or at any time hereafter, have to cancel, terminate, or surrender this. lease except in accordance with the express terms hereof.

     4. ADDITIONS AND MODIFICATIONS: Without the prior consent of Lessor, which consent shall be conditioned upon delivery of documentation of a form and substance required by Lessor, Lessee shall make no addition, modification, alteration or attachment with respect to any of the Leased Property. All additions, modifications, alterations and attachments placed upon the Leased Property shall become part of the Leased Property and shall be the property of Lessor. If not purchased, leased or financed by Lessor, Lessee shall, upon written consent of Lessor and at Lessee's sole expense, have the Hardware Manufacturer remove said items and restore the hardware to its original condition. Software, as described on any Schedule(s); shall also include all updates, revisions, new versions, enhancements, modifications, derivative works, maintenance fixes, translations, adaptations, and copies of the foregoing or of the original version of the Software, and references to the Software shall also be interpreted as references to any portion or pans thereof. Lessor, at its sole option, may provide financing for any Additions and Modifications to Leased Property required by Lessee during the Lease term subject to the then prevailing interest rates and the Lessee's credit standing. Lessee shall not move the Leased Property from the location set forth in the Schedule(s) without Lessor's prior written approval and then only to another location within the continental United States and upon such terms and conditions as Lessor may then stipulate.

     5. NO WARRANTIES: LESSOR NOT BEING THE MANUFACTURER, DEVELOPER, PUBLISHER, DISTRIBUTOR, OR LICENSOR OF THE LEASED PROPERTY, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE LEASED PROPERTY OR OF THE MATERIAL OR WORKMANSHIP THEREOF, IT BEING AGREED THAT THE LEASED PROPERTY IS LEASED "AS IS" AND THAT ALL SUCH RISKS, AS BETWEEN LESSOR AND LESSEE ARE TO BE BORNE BY LESSEE AT ITS SOLE RISK AND EXPENSE. LESSEE REPRESENTS THAT ALL OF THE LEASED PROPERTY ARE OF A SUE, DESIGN, AND CAPACITY SELECTED BY IT, AND THAT IT IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES. THIS PROVISION SHALL SURVIVE TERMINATION OF THE RESPECTIVE LEASE TERM AND OF THIS LEASE. LESSOR, AT ITS SOLE OPTION, MAY SUPPLY ITEMS OF

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LEASED PROPERTY, EITHER NEW OR USED, THAT MEET THE SPECIFICATION OF ITEMS OF
LEASED PROPERTY DELINEATED ON THE SCHEDULE(S).

     6. USE, OPERATION AND MAINTENANCE: Lessee, at its expense will provide a suitable place for the installation, operation and maintenance of all Leased Property with all such facilities fully complying with the installation and operational specifications outlined in pertinent Manufacturer's/Vendor's/Licensor's manuals. Lessee, without expense to Lessor, will enter into and keep in force during the entire term of this Lease the best standard Manufacturer's/Vendor's/Licensor's Maintenance Agreement in form and substance approved by Lessor which will cause Manufacturer(s)/Vendor(s)/Licensor(s) to make all the necessary repairs, adjustments, and replacements in accordance with such Agreement and entitle Lessee (through Lessor, if necessary) to obtain enhancements, updates, and changes available under the License or Maintenance Agreement. Lessee will provide full free access to the Leased Property for maintenance purposes. Lessee shall not do anything, or fad to do anything, to impair the Manufacturer's/Vendor's/Licensor's warranty with respect to any Leased Property such as (but not limited to) using a version of software, other than the version specified by the License to be used, making unauthorized modifications of the Leased Property, failing to follow Manufacturer's/Vendor's/Licensor's operations or maintenance instructions, or abusing, misusing or allowing negligent acts to be caused by Lessee or those to whom Lessee gives access to the Leased Property. Lessee will comply with all laws, rules, regulations or orders of any governmental agency with respect to the Leased Property or to the use, operation, maintenance or storage thereof.

     7. RISK OF LOSS: During the period the Leased Property is in transit or in the possession of Lessee, Lessee shall assume all responsibility for loss or damage and shall hold Lessor harmless against the same. In the event that, during the term of the Lease or until the Leased Property shall have been returned, if any of the Leased Property shall be confiscated, taken, requisitioned. lost, stolen. destroyed or irreparably damaged for any cause whatsoever (such occurrences hereinafter called "Casualty Occurrences"), Lessee shall immediately and fully inform Lessor. In the case of Software, the erasure, inoperability or other incapacity of the Software triggered by a preprogrammed termination or limiting design or routine embedded in the Software shall also be deemed a "Casualty Occurrence". Following a Casualty Occurrence, on the next succeeding rent payment date, Lessee shall pay to Lessor, in addition to all past due rentals and other amounts then late and outstanding, an amount equal to the Casualty Value as determined by the attached Casualty Schedule as of the date of the Casualty Occurrence. Upon the making of such payment by Lessee, the rental for such Schedule(s) shall cease to accrue as of the date of such payment and the term of the Lease as to such Schedule(s) shall terminate. Insurance proceeds received by Lessor as the result of a Casualty Occurrence with respect to any Schedule(s) shall be applied in reduction of Lessee's obligation to pay the Casualty Value. The Casualty Value as of any rent payment date (or as of any other date on which Casualty Value is payable) shall be an amount equal to that percentage of the Purchase Price or License Fee as is set forth in the Casualty Schedule attached hereto, opposite the number of such rent payment date or such other date. Except as hereinabove in this paragraph provided, Lessee shall not be released from its obligations hereunder in the event of, and shall bear the risk of, any Casualty Occurrence to any of the Leased Property. The Purchase Price or License Fee of any Leased Property shall be the invoice price/fee therefor, including any applicable sales, use or other taxes then payable, and normal delivery charges.

     8. INDEMNITY AND INSURANCE: Lessor shall have no responsibility or liability to Lessee, its successors or assigns, or to any other person, with respect to any or all liabilities, and Lessee hereby assumes liability for, and hereby agrees, at its own cost and expense, to indemnify, protect, defend, save and keep harmless Lessor, its agents, employees, officers, directors, successors and assigns, from and against, any and all liabilities, obligations, losses, damages, injuries, claims (including without limitation, claims based upon strict liability); demands, penalties, actions, costs and expenses, including legal expenses, of every kind or nature arising out of the use, condition (including but not limited to, latent and other defects, whether or not discoverable by Lessee or Lessor), operation, ownership, selection, delivery, leasing or return of any item of Leased Property (including without limitation, any claim for patent, trademark or copyright infringement), regardless of where, how and by whom operated, or any failure on the part of Lessee to perform or comply with any conditions of this Lease or for any interruption of service, loss of business or consequent damages. The indemnities and assumptions of liabilities and obligations herein provided for shall continue in full force and effect notwithstanding the expiration or other termination of this Lease. Lessee, at its expense shall procure and maintain in full force and effect at all times that this Lease is in force and effect such public liability (including, without limitation, contractual liability insurance), property damage liability, fire with extended coverage, theft, and other insurance in such form and amounts and with such companies as shall be satisfactory to Lessor. Lessor shall be named as an additional insured and loss payee on all policies which shall provide that no cancellation thereof shall be effective without thirty (30) days prior written notice to Lessor and shall not be invalidated as to Lessor by any act, omission or neglect of Lessee.

THIS LEASE CAN ONLY BE MODIFIED BY WRITTEN ADDENDUM DULY SIGNED BY PERSONS AUTHORIZED TO SIGN AGREEMENTS ON BEHALF OF LESSEE AND BY A DULY AUTHORIZED OFFICER OF AMPLICON, INC.

LESSEE ________________________                  LESSOR ________________________
         AUTHORIZED SIGNATURE                             AUTHORIZED SIGNATURE

THIS LEASE IS SUBJECT TO APPROVAL AND ACCEPTANCE BY AMPLICON, INC.'S FINANCE COMMITTEE.

BY EXECUTION HEREOF, THE SIGNER HEREBY CERTIFIES THAT HE HAS READ THIS LEASE, INCLUDING THE REVERSE SIDE HEREOF, AND THAT HE IS DULY AUTHORIZED TO EXECUTE THIS LEASE ON BEHALF OF LESSEE. UNTIL THIS DOCUMENT (OR AN IDENTICAL COUNTERPART THEREOF) HAS BEEN SIGNED BY A DULY AUTHORIZED OFFICER OF AMPLICON, INC. IT SHALL CONSTITUTE AN OFFER BY LESSEE TO ENTER INTO THIS LEASE AGREEMENT ON THE TERMS STATED HEREIN WITH LESSOR.

                      OFFER                                 ACCEPTANCE
LESSEE      International Environmental            AMPLICON, INC.
         ------------------------------
               Corporation
         ------------------------------

By/Title       Vice President                       By ____________________
         ------------------------------

Name        Tony Shelby                             Date __________________
     ----------------------------------

Date        4-3-96
     ----------------------------------

     9.   _____________________________        _________________________________
________________________________________________________________________________
________________________________________________ authorized), possession or use of the Leased Property, excepting only those based on Lessor's income, and shall keep the Leased Property free and clear of all levies, liens or encumbrances arising therefrom. ALL REQUIRED PERSONAL PROPERTY TAX RETURNS RELATING TO THE LEASED PROPERTY SHALL BE FILED BY LESSEE UNLESS OTHERWISE PROVIDED IN WRITING. Lessor skull not be responsible for contesting any valuation of or tax imposed on the Leased Property, but may do so strictly as in accommodation to Lessee and shall not be liable or accountable to Lessee therefor.

     10. OWNERSHIP: Title to any Hardware shall at all times remain in Lessor. To the extent that any Software License allows tide to Software to pass to Licensee, such title shall vest and remain in Lessor. To she extent that such vesting requires a specific written conveyance, Lessee hereby conveys to Lessor any tide it has or may hereafter acquire in the Software and relinquishes any subsequent claim of title in the Software, including any rights to purchase the Software and/or to retain rights to use the same beyond this Lease. If any provision of this paragraph requires for its effectiveness Licensor's prior written consent because the License limits transfers. encumbrance, or assignment of the Software, then Lessee shall assist Lessor, if so requested, In obtaining such consent. Lessee will at all times protect and defend, at its own cost and expense, the tide and/or License rights of Lessor from And against all claims, liens and legal processes and keep all Leased Property free and clear from all such claims, liens and processes. The Leased Property is and shall remain personal property of Lessor. Upon the expiration or termination of this Lease with respect to a particular Schedule(s), the Lessee at its expense shall return said items of Leased Property unencumbered to Lessor at such place within the continental limits of the United States as Lessor shall designate.

     11. EFFECTS OF TERMINATION OR EXPIRATION OF LEASE TERM: Immediately upon expiration or termination of each and every Lease Term as defined under this Lease, Lessee shall discontinue its use of the Leased Property. In the case of Software, Lessee shall destroy all intangible items constituting such Software, and shall deliver to Lessor all tangible items constituting such Software. At Lessor's request, Lessee shall also certify in a form acceptable to Lessor that:
(i) all such tangible Software has been delivered; (ii) that all intangible records thereof have been destroyed; (iii) that Lessee has not retained such Software in any form; (iv) that Lessee will not use such Software after termination, and (v) that Lessee grants Lessor the right (which shall survive termination) to inspect all of Lessee's locations to insure compliance with the provisions of this paragraph. TERMINATION OF ANY LEASE TERM (FOR WHATEVER CAUSE) SHALL NOT ABSOLVE USER FROM PAYMENT OF ACCRUED PERIODIC PAYMENTS OR FROM COMPLIANCE WITH THE USE AND DISCLOSURE RESTRICTIONS OF THIS LEASE, OR FROM ITS OBLIGATIONS TO INDEMNIFY LESSOR. All representations and warranties contained in this Lease, or in any document or certificate delivered pursuant hereto or in connection herewith, shall survive the expiration or other termination of the respective Lease Term and of this Lease,

     12. PERFORMANCE OF LESSEE'S OBLIGATIONS BY LESSOR: If Lessee fails to perform any of its obligations under this Lease, Lessor may, at its option, perform the same for the account of Lessee without thereby waiving Lessee's default and any amount paid, expense (including reasonable attorney's fees), penalty or other liability incurred by Lessor in such performance shall be payable by Lessee to Lessor upon demand, with Interest thereon at the delinquency rate set forth in Paragraph 3, above.

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     13.  RIGHT OF INSPECTION:  In addition to its rights of entry and inspection stated elsewhere in this Lease, Lessor may from time to time during reasonable business hours enter upon any premises where any of the Leased Property may be located for the purpose of confirming the existence, condition, and proper maintenance of the Leased Property.

     14. DEFAULT: An Event of Default shall occur if: (a) Lessee fails to pay within ten (10) days after the due date, any installment of rent; (b) Lessee fads to perform or observe any covenant, condition, or obligation to be performed or observed by it under this Lease, and such failure continues uncured for fifteen (15) days after written notice thereof to Lessee by Lessor; (c) Lessee ceases doing business as a going concern. makes an assignment for the benefit of creditors, admits in writing its insolvency, files a voluntary petition in bankruptcy, I!, adjudicated bankrupt or insolvent, files a petition seeking for Itself any reorganization, liquidation, dissolution, or similar arrangement under any present or future statute; law, regulation, or files an answer admitting die material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or a substantial pan of its assets, or if its principals take any action looking to its dissolution or liquidation; (d) within sixty (60) days after the commencement of proceedings against Lessee seeking reorganization, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if within sixty (60) days after the appointment without Lessee's consent or acquiescence of any trustee, receiver, or liquidator of it or of all or any substantial pan of its assets, such appointment shaft not be vacated, or (e) Lessee attempts to remove, transfer, sell, sublicense, encumber, part with possession. or sublet the Leased Property; or W Lessee attempts to assign or transfer this Lease or its interest hereunder without Lessor's express prior written consent, or Lessee's credit worthiness materially deteriorates as judged solely by Lessor, whether through sale, assignment, buyout, bankruptcy or change of ownership of any type, form or manner, or undergoes a Change-in-Control. A Change-In-Control shall be deemed an assignment for purposes of this section. A Change-In-Control means a transaction or a series of related transactions which, after giving effect thereto, causes the holders of ownership interests in the Lessee prior to such transaction or transactions to beneficially own less than 75% of Lessee after such transaction or transactions have been consummated.

     15. REMEDIES: If an event of default shall occur, Lessor may exercise at its sole option, but not specifically limited thereto, anyone or more of the following remedies: (a) terminate this Lease and Lessee's rights hereunder, (b) proceed, by appropriate court action to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof, (c) by notice in writing to Lessee, recover all amounts due on or before the date Lessor declared this Leak to be in default, plus, as liquidated damages for loss of a bargain and not as a penalty, accelerate, and declare to be immediately due and payable, all rentals and other sums payable hereunder, without any presentment, demand, protest or further notice (all of which hereby are expressly waived by Lessee), whereupon the same shall be and become immediately due and payable, and (d) personally, or by its agents, take immediate possession of the Leased Property, or any part thereof, from Lessee and for such purpose, enter upon Lessee's premises where any of the Leased Property is located with or without notice or process of law and free from ad claims by Lessee. In the case of Software, it is acknowledged and agreed that the unauthorized use, disclosure, or transfer of the Software could cause Lessor incalculable, irreparable, and serious harm. Therefore, if Lessee is found to be using (in whatever manner) any portion of the Software after the applicable Lease Term, or after an event of default hereunder, or if Licensor terminates a License or Lessee's right to use the Software thereunder for an alleged breach of the License's use, disclosure, or transfer restrictions, then liquidated damages shall be payable immediately to Lessor in an amount three (3) times the license fee(s) paid to the Licensor with respect to the Software being used. The exercise of any of the foregoing remedies by Lessor shall not constitute a termination of this Lease unless Lessor so notifies Lessee in writing. In the event Lessor repossesses the Hardware, Lessor may lease the Hardware or sell the Hardware, in such manner, and at such times and upon such terms as Lesser may determine. In the event that Lessor leases the Hardware, any rentals received by Lessor for the remaining lease term (as defined in this Lease) shall be applied to the payment of: (i) all costs and expenses (including reasonable attorney's fees) incurred by Lessor, and (ii) the rentals for the remainder of the term and all other sums then remaining unpaid under the Lease. The remaining balance of such rentals, if any, shall be applied to reimburse Lessee for any sums previously paid by Lessee as liquidated damages. Ali rentals received by Lessor for the period commencing after the remaining Lease Term shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of die sum referred to in clauses (i) and (ii) above shall exceed the aggregate rentals received by Lessor under such leases for the respective remaining lease term applicable to the Hardware covered by such leases. In the event that Lessor shall sell the Hardware, the proceeds thereof shall be applied to the sum of (i) all costs and expenses (including reasonable attorney's fees) incurred by Lessor in disposing of such Hardware, (ii) the rentals accrued under this Lease, but unpaid up to the time of such disposition, (iii) any and all other sums (other than rentals) then owing to Lessor by Lessee hereunder. and (iv) the Casualty Value of such Hardware determined as of the date of such disposition in accordance with the Casualty Schedule, attached hereto. The remaining balance of such proceeds, if any, shall be applied first to reimburse Lessee for any sums previously paid by Lessee as liquidated damages, and any remaining amounts shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (i) through (iv) above shall exceed the aggregate proceeds received by Lessor in connection with the disposition of the Leased Property. Lessor's remedies, as discussed in this Lease, shall not be deemed exclusive. Waiver of any defaults or breach of this Lease shall not be construed as a waiver of subsequent or continuing defaults or breaches.

     16. QUIET ENJOYMENT: The Lessor convenants that if, and so long as, the Lessee keeps and perform each and every convenant, condition and agreement to be performed or observed by it hereunder, the Lessee shall quietly enjoy the Leased Property hereunder without hindrance or molestation by the Lessor or any other person lawfully claiming the same.

     17. ATTORNEY`S FEES AND VENUE OF LITIGATION: If any party to this Lease brings any action to enforce any of the terms of this Lease or to recover for a breach of this Lease, then the prevailing party shall be entitled to recover all attorneys' fees and costs of suit from the other party. The Lessee agrees that all litigation arising out of this Lease or any breach thereof shall be filed and conducted in the California Superior Court for the County of Orange, unless the Lessor or its Assignee selects an alternative venue of litigation.

     18. TRANSPORTATION; INSTALLATION/DEINSTALLATION: All transportation, rigging and drayage charges on delivery or redelivery of the Leased Property to and from Lessee shall be paid by Lessee. All installation and deinstallation charges including packing materials and any fees and charges for maintenance certification or recertification by the Manufacturer/Vendor/ Licensor shall be paid by Lessee.

     19.  FURTHER ASSURANCES;  OFFER AND ACCEPTANCE: LESSEE'S FINANCIAL
INFORMATION: Lessee's signing of this document shall constitute an offer to Lessor to enter into the Lease. In consideration of Lessor's time and effort in reviewing and acting on the offer, Lessee agrees that its offer shall be irrevocable for a period of twenty (20) business days after the date it is submitted to Lessor. Lessor's signing of this Lease shall constitute acceptance of Lessee's offer to enter into the Lease. Upon acceptance by Lessor, Lessee shall execute and deliver such instruments and assurances as Lessor deems necessary or desirable for confirmation, assignment and assurance of performance by Lessee of its obligation hereunder or for perfection of this Lease, including but not limited to the filing of this Lease or the filing of Uniform Commercial Code Financing Statements (which Lessee agrees may be executed by Lessor on Lessee's behalf). Lessee further authorizes Lessor to insert in each Lease Schedule and in other appropriate documentation the serial number(s) and other identifying data of the Leased Property, and to insert applicable lease dates and assignment dates as necessary to complete such supplemental documentation. Lessee shall also provide Lessor with all credit information reasonably requested by Lessor, including but not limited to comparative audited financial statements for the most current year and interim reporting period. Lessee's failure to provide such information to Lessor shall be an event of default under Section 14 of this Lease. Lessor shall have the right at its sole discretion for any reason whatsoever for a reasonable period of time as solely determined by Lessor, after such financial information has been submitted to Lessor, to terminate this Lease by giving written notice of such termination to Lessee. In the event of such termination, all obligations of Lessor set forth herein shall be cancelled, otherwise, Lessor shall confirm its acceptance in writing to Lessee.

     20. NOTICES: Unless otherwise specifically provided herein, all notices to Lessor shall be delivered in person to an officer of the Lessor, or shall be sent certified mail return receipt requested to Lessor at its address shown above or at any later address last known to the sender; all notices to Lessee shall be in writing and shall be delivered by mail at its address shown herein or at any later address last known to the sender.

     21. AGREEMENTS: This is the complete agreement by and between the parties hereto. NO ORAL OR WRITTEN AGREEMENT, GUARANTY, PROMISE, CONDITION, REPRESENTATION, OR WARRANTY SHALL BE BINDING UNLESS MADE A PART OF THIS LEASE BY DULY EXECUTED ADDENDUM. All agreements, representations and warranties contained in this Lease, or in any document or certificate delivered pursuant hereto or in connection herewith, shall survive the expiration or other termination of this Lease. Any provision of this Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. THIS LEASE SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA. Time is of the essence of this Lease.

     22. ASSIGNMENT: WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LESSEE SHALL NOT ASSIGN THIS LEASE OR ITS INTEREST HEREUNDER IN ANY FORM OR MANNER INCLUDING, BUT NOT LIMITED TO, AN ASSIGNMENT DUE TO

A SALE, MERGER, LIQUIDATION, SUB-LEASE, LEVERAGED BUYOUT, CHANGE OF OWNERSHIP OR CHANGE-IN-CONTROL. THE LESSEE MAY SELL AND ASSIGN ITS RIGHT, TITLE, INTEREST, OR ANY OTHER RIGHTS IT MAY HAVE AS AN OWNER AND LESSOR OF THE LEASED PROPERTY TO AN ASSIGNEE ("ASSIGNEE"). LESSEE HEREBY CONSENTS TO SUCH ASSIGNMENT AND FURTHER AGREES AS FOLLOWS: (1) THAT ASSIGNEE DOES NOT ASSUME ANY OF THE OBLIGATIONS OF LESSOR HEREUNDER; (2) TO PAY ALL MONIES UNDER THE LEASE DIRECTLY TO ASSIGNEE UNCONDITIONALLY WITHOUT OFFSET AND LESSEE FURTHER AGREES THAT SUCH MONIES SHALL BE PAYABLE NOTWITHSTANDING ANY DEFENSE OR COUNTERCLAIM WHATSOEVER, WHETHER BY REASON OF BREACH OF THE LEASE, THE EXERCISE OF ANY RIGHT HEREUNDER, OR OTHERWISE, WHICH IT MAY OR MIGHT NOW OR HEREAFTER HAVE AS AGAINST THE LESSOR (THE LESSEE RESERVING ITS RIGHT TO HAVE RECOURSE DIRECTLY AGAINST LESSOR ON ACCOUNT OF ANY SUCH DEFENSE OR COUNTERCLAIM); AND (3) THAT SUBJECT TO AND WITHOUT IMPAIRMENT OF THE LESSEE'S LEASEHOLD RIGHTS IN AND TO THE LEASED PROPERTY COVERED HEREUNDER, LESSEE SHALL HOLD SAID LEASED PROPERTY AND THE POSSESSION THEREOF FOR THE ASSIGNEE TO THE EXTENT OF THE ASSIGNEE'S RIGHTS THEREIN.

AMPLICON FINANCIAL                                            LEASE SCHEDULE  01
                                                      ANNEXED TO AND MADE A PART
                                                      OF THE LEASE AGREEMENT
                                                      ORDER NO. OL-09083 DATED
                                                      4-26-96 BETWEEN AMPLICON,
                                                      INC., LESSOR, AND LESSEE
                                                      INDICATED HEREIN.

LESSEE                                            LOCATION OF LEASED PROPERTY
INTERNATIONAL ENVIRONMENTAL                       SAME
CORPORATION

STREET                                            STREET
5000 1-40 WEST

CITY    STATE  COUNTY  ZIP                        CITY  STATE  COUNTY  ZIP
OKLAHOMA CITY, OK, OKLAHOMA, 73128

ATTENTION                                         ATTENTION
STEVE J. GOLSEN

TITLE               PHONE NO.                     TITLE    PHONE NO.
CHIEF EXECUTIVE (405)745-6000 X216
OFFICER

     ITEM        QUANTITY            DESCRIPTION             RENT

                              LEASED PROPERTY MORE FULLY
                              DESCRIBED ON EXHIBIT "A"
                              ATTACHED HERETO AND MADE A
                              PART HEREOF.

                              LEASED PROPERTY COST TO BE:
                              $930,000.00 10% (INCLUDES
                              $50,000.00 IN SOFT COSTS)

                              LEASE RATE FACTOR (I.R.F.):
                              0.018354

                              INSTALLATION PERIOD: APRIL,
                              1996 THROUGH SEPTEMBER, 1996

                              LESSEE AGREES TO PROVIDE A
                              CORPORATE GUARANTEE FROM LSB
                              INDUSTRIES, INC. IN A FORM
                              ACCEPTABLE TO AMPLICON, INC.

     ITEM        QUANTITY            DESCRIPTION             RENT

                              THE MONTHLY LEASE RATE
                              FACTOR MAY BE ADJUSTED
                              (.000045) FOR EVERY 10 BASIS
                              POINT ADJUSTMENT IN THE
                              CORRESPONDING AVERAGE YIELD
                              OF EQUALLY MATURING U.S.
                              TREASURY NOTES.  THE FINAL
                              LEASE RATE FACTOR FOR LEASE
                              SCHEDULE NO. 01 SHALL BE
                              FIXED AT THE COMMENCEMENT
                              DATE AND SHALL REMAIN
                              CONSTANT THROUGHOUT THE BASE
                              LEASE TERM OF THE LEASE
                              SCHEDULE. THE INITIAL INDEX
                              RATE SHALL BE (5.74).

This Schedule is issued pursuant to the Lease Agreement Order No. OL-09083. All
                                                                  --------
of the terms and conditions of the Lease Agreement are hereby incorporated herein and made a part hereof as if such terms and conditions were set forth in this Schedule as a separate lease with independent Initial Base Lease Term and written addenda. By their execution and delivery of this Schedule, the parties hereby reaffirm all of the terms and conditions of the Lease Agreement.

Lessee hereunder has indicated that the Leased Property may be delivered in several installments over a ____ to ____-day period and, as such, Lessee has requested and Lessor has agreed to provide a billing arrangement to accommodate Lessee's desired deliveries. Lessor shall bill Lessee each quarter a daily rental charge based on one-ninetieth (1/90th) of the applicable net quarterly rental for each Item of installed Leased Property, plus applicable sales/use taxes, if any. Lessor shall provide this billing accommodation to Lessee until the final Item of Leased Property is delivered and installed. The date by which the final Item of Leased Property is delivered and installed shall serve as the Commencement Date for this Lease Schedule as defined in Section 2. TERM and
Section 3. RENTALS.

  INITIAL                   $ 17,069.00                               QUARTERLY
 BASE TERM       DEPOSIT/TRANSACTION FEE OF $___________                 RENT
IN QUARTERS      TO BE RETURNED IN FULL IF AMPLICON DOES
                 NOT ACCEPT THE TRANSACTION.                          $51,207.00
TWENTY (20)      BILLED QUARTERLY.

LESSEE:      INTERNATIONAL ENVIRONMENTAL CORPORATION
             ----------------------------------------------------

BY:          /s/ Tony M. Shelby, VP
             ----------------------------------------------------

TITLE:       TONY M. SHELBY, VICE PRESIDENT
             ----------------------------------------------------

DATE:        4/3/96
             ----------------------------------------------------


ACCEPTED BY: AMPLICON, INC.

BY:         _____________________________________________________

TITLE:      MICHAEL L. MCCLENDON, VICE PRESIDENT
            -----------------------------------------------------

DATE:       _____________________________________________________

EXHIBIT "A" (SCHEDULE NO. 01 TO LEASE AGREEMENT ORDER NO. OL-09083) TO LEASE
                          --
SCHEDULE WHEREIN


INTERNATIONAL ENVIRONMENTAL CORPORATION  IS THE LESSEE; AND AMPLICON INC. IS THE
----------------------------------------
LESSOR

LESSEE ADDRESS:     5000 1-40 WEST, OKLAHOMA CITY, OK  73128

LEASED PROPERTY LOCATION:       SAME

QTY  DESCRIPTION
---  -----------
VENDOR: INTEGRATED FABRICATION TECHNOLOGIES, INC.
(03) RAS 74 SERIES SERVO-HYDRAULIC FOLDING SYSTEMS

VENDOR: GUILFOYLE ASSOCIATES
(02) PULLMAX OPTIMA 110 10 CNC HYDRAULIC PRESS BRAKES

PLUS ALL REPLACEMENT PARTS, SUBSTITUTIONS, ADDITIONS, ATTACHMENTS, MODIFICATIONS, UPDATES, UPGRADES, REVISIONS, NEW VERSIONS, ENHANCEMENTS, ACCESSORIES AND THE PROCEEDS THEREOF.


           LESSEE:                                      LESSOR:

INTERNATIONAL ENVIRONMENTAL
  CORPORATION                                AMPLICON, INC.
-------------------------------------       ------------------------------------

BY:      /s/ Tony M. Shelby                 BY:     ____________________________
         ----------------------------

NAME:    TONY M. SHELBY                     NAME:   MICHAEL L. MCCLENDON
         ----------------------------               ----------------------------

TITLE:   VICE PRESIDENT                     TITLE:  VICE PRESIDENT
         ----------------------------               ----------------------------

DATE:    5-7-96                             DATE:   ____________________________
         ----------------------------

                                  ADDENDUM "A"

                                       TO

                       LEASE AGREEMENT ORDER NO. OL-09083
                                                 --------

                     WITH RESPECT TO LEASE SCHEDULE NO. 01
                                                        --


This Addendum is supplemental to and made a part of this Lease Agreement No. OL-
                                                                             --
09083, dated 4/26/96 (the "Lease"), Lease Schedule No. 01, dated May 7, 1996 and
-----        -------                                             -----------
other related documents under the Lease and Schedule (together forming the "Agreement"). The parties to the Agreement include INTERNATIONAL ENVIRONMENTAL
                                                    ---------------------------
CORPORATION ("Lessee") and AMPLICON, INC. ("Lessor").
-----------

Capitalized terms used In this Addendum without definition shall have the meanings set forth in the Lease, unless the context hereof specifically requires otherwise. This Addendum is to be construed as supplemental to, and a part of, the Lease.

Lessee and Lessor acknowledge and agree that the Lease is hereby amended with respect to Lease Schedule No. 01, as follows:

     SECTION 2 TERM:
     Option (A) shall be modified to the limited extent as follows:
     --------------------------------------------------------------

     In line twelve, delete the phrase: "(A) purchase all of the Leased Property for a mutually agreeable purchase price;" and replace it with: "(A) purchase all of the Leased Property for a mutually agreeable purchase price of ten percent (10%) of Lessor's original cost of the Leased Property, plus applicable sales tax;".

     In line seventeen (17), delete "one hundred twenty (120) days" and replace with: "ninety (90)".

     SECTION 3. RENTALS:

     In line five (5) and seven (7), delete "five percent (5%)" and replace with: "two percent (2%)".

In all other respects, the terms and conditions of the Agreement, as originally written, shall remain in full force and effect. The Agreement, as amended herein, sets forth the entire and final understanding between the parties with respect hereto. The terms of this Addendum have been negotiated and jointly drafted by Lessor and Lessee and, therefore, the language of the Addendum shall not be construed in favor or against either party. The undersigned represent that they have the authority to enter into this Agreement, and that the same shall be legally binding and enforceable on the respective principals.

IN WITNESS WHEREOF the parties hereto, by their authorized signatories, have executed this Addendum at the date set forth below their respective signatures.


LESSEE: INTERNATIONAL ENVIRONMENTAL CORPORATION
        ---------------------------------------------

BY:     /s/ Tony M. Shelby
        ---------------------------------------------

NAME:   TONY M. SHELBY
        ---------------------------------------------

TITLE:  VICE PRESIDENT
        ---------------------------------------------

DATE:   4/3/96
        ---------------------------------------------


LESSOR: AMPLICON, INC.
        ---------------------------------------------

BY:     _____________________________________________

NAME:   MICHAEL L. MCCLENDON
        ---------------------------------------------

TITLE:  VICE PRESIDENT
        ---------------------------------------------

DATE:   _____________________________________________

                               AMPLICON FINANCIAL

                                  May 3, 1996


INTERNATIONAL ENVIRONMENTAL CORPORATION
5000 1-40 WEST
OKLAHOMA CITY, OK 73128


[RE:]     REQUEST FOR PAYMENT TO VENDOR(S) IN ADVANCE OF LEASE COMMENCEMENT

Ladies/Gentlemen:

Reference is made to that Lease Agreement No. OL-09083 dated 4/26/96 by and
                                              --------       -------
between INTERNATIONAL ENVIRONMENTAL CORPORATION as Lessee, and Amplicon, Inc.,
        ---------------------------------------
as Lessor, (the "Lease") and to Lease Schedule No. 01 and all related subsidiary
                                                   --
documents under the Lease (collectively, the "Agreement"). Notwithstanding anything to the contrary contained therein, and to the limited extent hereof, this Letter Agreement amends and supersedes the Agreement and is hereby incorporated by reference herein.

Amplicon, Inc. (Lessor) has received a request from INTERNATIONAL ENVIRONMENTAL
                                                    ---------------------------
CORPORATION (Lessee) to advance funds to vendor(s) prior to Lessee's acceptance
-----------
of all items of Leased Property under the Agreement and as required to make progress payments to such vendors. As adequate and valuable consideration for Lessor advancing funds to vendor(s) on behalf of Lessee prior to Lessee's acceptance of all of the subject Leased Property (hereinafter referred to as the "Installation Period"), Lessee agrees to make the following terms and conditions mutually binding under the Agreement:

     Lessee will pay to Lessor a daily pro-rata rental fee from the date each item of Leased property is delivered and installed through the "Commencement Date". The Commencement Date as further defined in Section 2. TERM of the Lease, shall be the date that the final item of Leased Property is installed and accepted by Lessee. If Lessor has advanced funds on items of Leased Property not yet delivered and accepted, the daily pro-rata rental fee will be calculated from the date of Lessors disbursement. The daily pro-rata rental fee will be calculated as follows: (0.018354 X (the
                                                               --------
     cost of each item of installed Leased Property + amount of progress payments and deposits made)/30). This rental fee will be billed monthly. Lessor will not be required to fund on any items of Leased Property not installed and accepted by Lessee on or before 7/10/96 (the "Funding Cut-Off
                                                   -------
     Date"). If all of the Leased Property to be included in the above-referenced Agreement is not accepted by the Lessee on or before the Funding Cut-Off Date, Lessor may, at its sole option, pursue one of the following alternatives: (a) Lessor may commence the Lease (using the Funding Cut-Off Date as the Commencement Date) based on the portion of the Leased Property which has been delivered and accepted by Lessee and paid for by Lessor as of the Funding Cut-Off Date, and demand that Lessee pay to Lessor an amount equal to that which Lessor has paid to vendor(s) on behalf of Lessee for items of Leased Property not yet installed and accepted, plus all pro-rata rental fees, taxes, late fees, and other charges which are due and owing;
     (b) Lessor may, at its sole and absolute discretion, extend the allowed Installation Period and establish a new Funding Cut-Off Date; or (c) Lessor may demand that Lessee pay to Lessor a total amount equal to that which Lessor has paid to vendor(s) on behalf of Lessee, plus all pro-rata rental fees, taxes, late fees, and other charges which are due and owing under the terms of the above-referenced Agreement. Should such a demand be made by Lessor, Lessee hereby unconditionally agrees to reimburse said funds to Lessor in full within ten business days of said demand, and Lessor, upon receipt of such payment in full, shall release Lessee from further payment obligations under the Lease. Lessee shall provide Lessor with updated financial information throughout the Installation Period as periodically requested by Lessor. Lessor shall reserve the right to terminate the Installation Period at any time in the event Lessor determines, at Lessor's sole discretion, that there has been a material adverse change in Lessee's financial condition, at which time Lessor would then have the right to elect either (a), (b) or (c) above. Irrespective of this Letter Agreement, all other terms and conditions including, without limitation, all payment obligations by Lessee under the Agreement shall remain absolute and unconditional without regard in any manner whatsoever to the pro-rata rental obligations and/or pro-rata rental period set forth herein. The acceptance by Lessee of all items of Leased Property is not a pre-condition to Lessee's performance of any of its obligations under the Agreement, including all rental and other payment obligations.

The Agreement is hereby duly amended to incorporate the foregoing revisions. Please acknowledge your acceptance of the same by your authorized signature below and return the original of this Letter Agreement to Amplicon, Inc. within five days of the date hereof, retaining the enclosed copy for your records.

THIS LETTER AGREEMENT IS CONTINGENT UPON THE APPROVAL OF THE AMPLICON, INC. FINANCE COMMITTEE.

LESSEE:                                 LESSOR:

INTERNATIONAL
ENVIRONMENTAL CORPORATION               AMPLICON, INC.
-----------------------------------     ----------------------------------------

BY:    /s/ Tony M. Shelby               BY:  ___________________________________
       ----------------------------

NAME:  TONY M. SHELBY                   NAME: MICHAEL L. MCCLENDON
       ----------------------------           ----------------------------------

TITLE: VICE PRESIDENT                   TITLE: VICE PRESIDENT
       ----------------------------            ---------------------------------

DATE:  5-7-96                           DATE:  _________________________________
      -----------------------------

CASUALTY SCHEDULE ATTACHED TO AND MADE A PART OF LEASE SCHEDULE(S) NO. 01 WHICH
                                                                       --
IS/ARE PART OF LEASE AGREEMENT ORDER NO. OL-09083 DATED 4/26/96 BY AND BETWEEN
                                         --------       -------
INTERNATIONAL ENVIRONMENTAL CORPORATION AS LESSEE, AND AMPLICON, INC., AS
---------------------------------------                --------------
LESSOR.

                                                      % OF
                    QUARTER                       PURCHASE PRICE
                    -------                       --------------
                       1                                115
                       2                                114
                       3                                111
                       4                                106
                       5                                103
                       6                                100
                       7                                 97
                       8                                 94
                       9                                 91
                       10                                88
                       11                                85
                       12                                82
                       13                                79
                       14                                76
                       15                                73
                       16                                70
                       17                                67
                       18                                64
                       19                                61
                       20                                58
                       21 and
                       thereafter                        55

LESSEE:                                      LESSOR:

INTERNATIONAL
ENVIRONMENTAL CORPORATION                    AMPLICON, INC.
---------------------------------------      -----------------------------------

BY:    /s/ Tony M. Shelby                    BY:  ______________________________
       --------------------------------

NAME:  TONY M. SHELBY                        NAME: MICHAEL L. MCCLENDON
       --------------------------------           ------------------------------

TITLE: VICE PRESIDENT                        TITLE: VICE PRESIDENT
       --------------------------------            -----------------------------

DATE:  5-7-96                                DATE: _____________________________
       ---------------------------------

                               AMPLICON FINANCIAL
                             5 Hutton Centre Drive
                                   Suite 500
                          Santa Ana, California 92707
                                 (714)751-7551
                                 (800)755-5055
                             Facsimile(714)751-7557


December 20,1996


INTERNATIONAL ENVIRONMENTAL CORPORATION
5000 1-40 West
Oklahoma City, OK 73128


Ladies and Gentlemen:

Reference is made to that Lease Agreement Order No. OL-09083, dated 04/26/96, by
                                                    --------        --------
and between International Environmental Corporation, as Lessee, and Amplicon,
            ---------------------------------------
Inc., as Lessor (the "Lease"), and to Lease Schedule O1 and all related
                                                     --
subsidiary documents under the Lease (the "Agreement"). Notwithstanding anything to the contrary contained therein, and to the limited extent hereof, this Letter Agreement amends and supersedes the said Agreement and is hereby incorporated by reference therein.

Capitalized terms used in this Letter Agreement without definition shall have the meanings set forth in the Lease, unless the context hereof otherwise specifically requires. This Letter Agreement is to be construed as supplemental to, and part of, the Lease.

Due to an increase in the Leased Property cost from $930.000.00 to $960.258.04
                                                    -----------    -----------
and due to an increase in 5 year Treasury Notes from 5.74% to 5.92%, Lessor and
                                                     -----    -----
Lessee hereby agree to the following changes:

     LEASE SCHEDULE 01             AS STATED           AS REVISED
     -----------------             ---------           ----------
      QUARTERLY RENT               $51,207.00          $53,107.00

      DELIVERY ORDER               AS STATED           AS REVISED
      --------------               ---------           ----------

      QUARTERLY RENT               $51,207.00          $53,107.00

In all other respects, the terms and conditions of the Agreement, as originally written, shall remain in full force and effect. The Agreement, as amended herein, sets forth the entire and final understanding between the parties with respect hereto. The terms of this Letter Agreement have been negotiated and jointly drafted by Lessor and Lessee and, therefore, the language of the Letter Agreement shall not be construed in favor or against either party.

The undersigned represent that they have the authority to enter into this Agreement, and that the same shall be legally binding and enforceable on the respective principals. Please acknowledge your acceptance of same by your authorized signature below and return the original of this Letter Agreement to Amplicon, Inc. within five (5) days from the date hereof.

ACKNOWLEDGED AND ACCEPTED ON THIS            Very truly yours,
  31  DAY OF  December , 1996                AMPLICON, INC.
 ----        ----------    --

International Environmental
    Corporation
--------------------------------------

BY:    /s/ David R. Goss                     ___________________________________
      --------------------------------
                                             J. Kevin Adkins
NAME: David R. Goss                          Assistant Vice President
     ---------------------------------

TITLE: Vice President
      --------------------------------

                                       2